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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

                         Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             BKF CAPITAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount previously paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:



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                       IMPORTANT NOTICE FOR SHAREHOLDERS

June 23, 2005

Dear Fellow BKF Shareholder:

The BKF Capital Group, Inc. annual shareholder meeting scheduled for June 23, 2005 has been adjourned until July 21, 2005 at 8:00 am New York time at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas in order to allow additional time for shareholders to cast their vote on two very important proposals - Proposals 2 and 3.

Proposal 2, seeks to eliminate the classified board of directors and, Proposal 3, to eliminate the supermajority vote requirement for fundamental transactions. Both Proposals require FOR votes equal to 80% of the shares outstanding. These Proposals are discussed fully in the proxy statement and supplement to the proxy statement previously mailed to you.

We are pleased that shareholders who have already voted have overwhelmingly supported these Proposals, however, additional votes in favor are needed to be sure of their approval.

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN AND EVEN IF YOU ARE NO LONGER A BKF SHAREHOLDER. I ENCOURAGE YOU TO EXERCISE YOUR RIGHT TO VOTE THE ENCLOSED PROXY.

For your convenience we have enclosed a duplicate proxy card. Please take the time now to sign, date and return the proxy card in the envelope provided. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET, AS EXPLAINED IN THE ENCLOSED INSTRUCTION FORM. If you have any questions, please call MacKenzie Partners, Inc., who has been retained to assist us with the solicitation of proxies, at (800) 322-2885.

Thank you for your continued support.

Sincerely,

The Board of Directors of BKF Capital Group, Inc.
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(LOGO)

                       IMPORTANT NOTICE FOR SHAREHOLDERS

June 23, 2005

Dear Fellow BKF Shareholder:

The BKF Capital Group, Inc. annual shareholder meeting scheduled for June 23, 2005 has been adjourned until July 21, 2005 at 8:00 am New York time at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas in order to allow additional time for shareholders to cast their vote on two very important proposals - Proposals 2 and 3.

Proposal 2, seeks to eliminate the classified board of directors and, Proposal 3, to eliminate the supermajority vote requirement for fundamental transactions. Both Proposals require FOR votes equal to 80% of the shares outstanding. These Proposals are discussed fully in the proxy statement and supplement to the proxy statement previously mailed to you.

We are pleased that shareholders who have already voted have overwhelmingly supported these Proposals, however, additional votes in favor are needed to be sure of their approval.

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN AND EVEN IF YOU ARE NO LONGER A BKF SHAREHOLDER. I ENCOURAGE YOU TO EXERCISE YOUR RIGHT TO VOTE THE ENCLOSED PROXY.

For your convenience we have enclosed a duplicate proxy card. Please take the time now to sign, date and return the proxy card in the envelope provided. If you have any questions, please call MacKenzie Partners, Inc., who has been retained to assist us with the solicitation of proxies, at (800) 322-2885.

Thank you for your continued support.

Sincerely,

The Board of Directors of BKF Capital Group, Inc.